UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 13, 2024

Luvu Brands, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-53314	59-3581576
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2745 Bankers Industrial Drive, Atlanta, GA  30360

(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (770) 246-6400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes to Registrant’s Certifying Accountant.

On June 12, 2024, Luvu Brands, Inc. (the “Company”) decided to change its independent registered public accountants and accordingly dismissed Assurance Dimensions. The report of Assurance Dimensions on the Company’s financial statements as of and for the fiscal year ended June 30, 2023, did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to change independent registered public accountants was approved by the Board of Directors. During the Company’s most recent fiscal years and the subsequent interim period through June 12, 2024, there were no disagreements with Assurance Dimensions on any matter of the accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Assurance Dimensions’ satisfaction would have caused it to make reference to the subject matter of the disagreement in connection with the report. During the Company’s most recent fiscal years and the subsequent period through June 12, 2024, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K. The Company has provided Assurance Dimensions with the contents of this current report on Form 8-K and has requested that Assurance Dimensions furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in this report, and if not, stating the respects in which it does not agree.

A copy of the letter from Assurance Dimensions to the Securities and Exchange Commission is filed as Exhibit 16.1 hereto.

On June 12, 2024, the Board of Directors approved the engagement of EC Barrett, LLC (“ECB”) as the Company’s independent registered public accounting firm for the year ending June 30, 2024.

During the year ended June 30, 2023, and through June 12, 2024, neither the Company nor anyone on its behalf has consulted ECB with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that ECB concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

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Item 9.01 Financial Statements and Exhibits

Exhibits	Description
16.1	Auditor Transition Letter from Assurance Dimensions to the SEC

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Luvu Brands, Inc.

Date: June 13 2024	By:	/s/ Louis S. Friedman
Louis S. Friedman, Chief Executive Officer

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